Exhibit 10.21

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO CERTAIN PORTIONS OF THIS AGREEMENT.  CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MIVA/PSC Confidential

AMENDMENT NO. 1 TO

THE AGREEMENT AND WORK ORDER NO. 3

THIS AMENDMENT NO. 1 TO THE AGREEMENT AND WORK ORDER NO. 3 (this “Amendment”) is entered into effective as of September 1, 2008 (the “Amendment Effective Date”) by and between Customer, Inc. (“Customer”) and Perot Systems Corporation (“Supplier”).

WHEREAS, effective May 11, 2007, Supplier and Customer entered into a Master Services Agreement (the “Master Agreement”) and the following Statements of Work thereunder (each, a “SOW”): (i) IT Infrastructure Statement of Work under which Supplier provides information technology and related services, (ii) ADM Statement of Work under which Supplier provides applications development and maintenance services, (iii) F&A Statement of Work under which Supplier provides finance and accounting-related business process services, and (iv) Media Support Statement of Work under which Supplier provides business process services related to Customer’s media and advertising “partners.”

WHEREAS, effective November 26, 2007, Supplier and Customer entered into Work Order No. 3 under the ADM Statement of Work (“Work Order 3”) describing the services to be provided by Supplier in connection with the development and implementation of applications to replace Customer’s existing, global Internet advertising management systems (as described in Work Order 3, the “Transformation Project”).

WHEREAS, Customer has requested that Supplier change and eliminate various Services provided under the Agreement in an effort to reduce the Charges.  Such changes include:  (i) the elimination of all Services provided in support of Customer’s European operations to reflect the decreased scope and scale of its European business, (ii) reduction of the number of FTEs in the Applications Maintenance Pool, and (iii) termination of the F&A Statement of Work and the assumption by Customer of Supplier’s responsibilities thereunder.

WHEREAS, Customer has requested that Supplier agree to certain changes in connection with the Services provided by Supplier under Work Order No. 3 including Customer assuming responsibility for the procurement, purchase, deployment, installation, configuration and implementation of the Transformation Assets.

NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

1.                                      ELIMINATION OF SERVICES FOR OR IN SUPPORT OF CUSTOMER’S NON-US OPERATIONS

1.1                             Services

(a)                                General.   As of the Amendment Effective Date, Supplier shall terminate and discontinue all Services for or in support of operations of Customer or its Affiliates outside the United States (the “Discontinued Non-US Services”).  Without limitation of the foregoing, the Discontinued Non-US Services include:

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

(i)                                   any services performed by Supplier personnel from locations in the United Kingdom other than the database administration services currently provided by ***(the “England FTEs”), each of which shall continue to the extent in support of Customer’s US operations,

(ii)                                any services related to the de-commission, un-installation, movement, maintenance or support of Customer Equipment, Software or Systems outside the United States, and

(iii)                             Media support for European operations for which Supplier***.

(b)                               Transition.  Supplier and Customer will reasonably cooperate in the orderly wind down of the services, functions, responsibilities, tasks and operations comprising the Discontinued Non-US Services.  Within three days after the Amendment Effective Date, Customer shall notify Supplier of any assistance it requires in connection with such matters.  Supplier shall seek to provide the same.  Any assistance shall be provided subject to the availability of qualified Supplier resources.  Customer shall pay Supplier Charges for any services provided to Customer or its Affiliates on a time-and-materials basis at the following rates:

(i)                                   for services related to the IT Infrastructure Statement of Work provided by the resource types identified in Attachment D7 of the “Charges” Schedule to the IT Infrastructure Statement of Work, Supplier will charge Customer at the applicable “Standard Hourly Rates” set forth therein;

(ii)                                for services related to the ADM Statement of Work provided by the resource types identified in Attachment D4 of the “Charges” Schedule to the ADM Statement of Work, Supplier will charge Customer at the applicable “Standard Hourly Rates”  set forth therein;

(iii)                             for services related to the Media Support Statement of Work provided by the resource types identified in Attachment D1 of the “Charges” Schedule to the Media Support Statement of Work, Supplier will charge Customer at the applicable “FTE Rates” set forth therein; or

(iv)                            for all other such services, Supplier will charge Customer at its standard commercial rates or such other rates as the Parties agree.

1.2                               Service Levels.  As of the Amendment Effective Date, those Service Levels applicable to the Discontinued Non-US Services set forth below are hereby terminated including: ***.  Supplier shall not be responsible for any Service Level Defaults caused by Customer’s decision to end the Discontinued Non-US Services or the underlying changes made by Customer to its business operations, except those Service Levels still in effect which are unrelated to the Discontinued Non-U.S. Services.  Notwithstanding the foregoing, Supplier agrees to continue ***, if requested to do so in writing by Customer within three (3) Business Days of the Amendment Effective Date.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

1.3                               Base Charges.   As of the Amendment Effective Date, (a) the Baseline Service Charges set forth in Attachment D4 to the “Charges” Schedule for the IT Infrastructure Statement of Work and (b) the Base Charges set forth in Attachment D4 to the “Charges” Schedule for the ADM Statement of Work shall be adjusted as set forth in the respective Attachments to such Statements of Work attached to this Amendment.  The Base Charges set forth in Attachment D2 to the “Charges” Schedule for the Media Support Statement of Work shall not be adjusted by virtue of this Amendment.  However, effective September 1, 2008, Supplier shall no longer charge additional Base Charges for the *** currently providing Services under the Media Support Statement of Work in support of Customer’s European operations, unless Customer elects to continue the use of such *** as set forth above.

1.4                               Resource Baselines.

(a)                                  IT Infrastructure Statement of Work.  Within thirty (30) days after the Amendment Effective Date, Supplier shall complete an inventory or count (“Physical Inventory”), of the Resource Units under the IT Infrastructure Statement of Work, measured as of the Amendment Effective Date.  Upon completion of the Physical Inventory, the Resource Baselines for such Resource Units shall be adjusted to reflect the results of the inventory and the applicable Deadbands and Bands shall be adjusted accordingly.  For clarity, (i) no ARCs or RRCs shall apply to any difference between the number of Resource Units reflected in Attachment D1 to the IT Infrastructure Statement of Work and the number of Resource Units determined by the Physical Inventory and (ii) the Baseline Service Charge (as adjusted pursuant to Section 1.3) shall not be affected by the Physical Inventory.

(b)                                 ADM and Media Support Statements of Work.  As of the Amendment Effective Date, the baseline number of FTEs in the Applications Maintenance Pool and the FTE Baseline for the Media Support Statement of Work shall be adjusted as set forth in the Attachments D1 attached to this Amendment.

1.5                             EU Personnel

(a)                                Each of Supplier, acting individually and on behalf of Perot Systems Europe Limited (“Supplier Subsidiary”), and Customer, acting individually and on behalf of MIVA (UK) Limited (“Customer Subsidiary”), hereby agrees that Section 2.4 of the Local Transfer Agreement shall continue to apply save that the Supplier Subsidiary shall be permitted to ***.

(b)                                Indemnity.  Customer shall indemnify and hold Supplier, Supplier Subsidiary and other Supplier Indemnities harmless against all and any costs, expenses, (including reasonably incurred legal fees) liabilities, damage, losses and demands:

(i)                                     arising out of or relating to ***; or

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

(ii)                                as a result of Customer Subsidiary’s failure or alleged failure to comply with its obligations under ***; or

(iii)                             by virtue of any substantial change made or proposed by Customer Subsidiary in the ***; or

(iv)                            by virtue of the transfer of ***; or

(v)                               arising out of or relating to the ***

2.                                      REDUCTION OF THE NUMBER OF FTEs IN THE APPLICATIONS MAINTENANCE POOL

2.1                               Services.

(a)                                General.  As of the Amendment Effective Date, Supplier agrees to reduce the (i) FTEs in the Applications Maintenance Pool and (ii) the “floors” or minimum applicable to such FTEs (as described in Section 3.3(b) of the “Charges” Schedule to the ADM Statement of Work), in each case as set forth in Attachment D1 to the ADM Statement of Work attached to this Amendment. The Services that are or would be performed by the FTEs to be removed by virtue of this Section are referred to herein as the “Discontinued ADM Services.”

(b)                                Future Project Capability.  To the extent that the reduction in the number of FTEs negatively impacts the ability of Supplier to perform Projects within the Base Charges , the number of Projects that will be chargeable is likely to increase.  As provided in Exhibit 11 to the Master Agreement, Supplier shall not perform Project Services without the prior written consent of Customer.

(c)                                Existing Projects/ Warranty Work.  Customer acknowledges and agrees that, except for the *** and the Transformation Project (to be completed in accordance with the terms of Work Order 3), there are no existing, in-flight Projects related to the Discontinued Non-U.S. Services.

(d)                                ADM Base Services.  Customer acknowledges and agrees that the reduction in the number of FTEs may negatively impact the ability of Supplier to perform certain of the Tasks described in Schedule A of the ADM Statement of Work and that, as a result of the reductions, some Tasks will not be performed as part of the Base Services.  As provided in Schedule A of the ADM Statement of Work, the Parties will use the program and project management processes described in such Schedule to identify any Tasks that cannot be performed by the existing FTEs.

2.2          Service Levels.  As of the Amendment Effective Date, the following Service Levels applicable to the ADM Statement of Work are hereby terminated: ***.  For purposes of ***

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

2.3                               Baseline Charges.   As of the Amendment Effective Date, the Base Charges for the ADM Statement of Work shall be adjusted as set forth in the Attachment D2 attached to this Amendment.

3.                                    TERMINATION OF F&A STATEMENT OF WORK

3.1                               Services.  Effective September 1, 2008, the F&A Statement of Work shall be terminated.  The Services that are or would be performed under the F&A Statement of Work are referred to herein as the “Discontinued F&A Services”.

3.2                               Transition.  Supplier and Customer will reasonably cooperate in the orderly wind down of the services, functions, responsibilities, tasks and operations comprising the Discontinued F&A Services.  Within three days after the Amendment Effective Date, Customer shall notify Supplier of any assistance it requires in connection with such matters.  Supplier shall seek to provide the same.  Any such assistance shall be provided subject to the availability of qualified Supplier resources.  Supplier shall not be required to cause its personnel in India to travel outside the country as part of such assistance.  Customer shall pay Supplier Charges for any such services provided to Customer or its Affiliates on a time-and-materials basis at the following rates:

(a)                                for services provided by the resource types identified in Attachment D1 of the “Charges” Schedule to the F&A Support Statement of Work, Supplier will charge Customer at the applicable “FTE Rates” set forth therein; or

(b)                               for all other such services, Supplier will charge Customer at its standard commercial rates or such other rates as the Parties agree.

4.                                    CHANGES RELATED TO THE TRANSFORMATION PROJECT

4.1                               Transformation Assets.  Effective as of July 1, 2008, Customer, not Supplier, shall be responsible for the procurement, purchase, deployment, installation, configuration and implementation of the Transformation Assets.  Section 15(e) of Work Order 3, and Section 4(b) of Annex 1A thereto, are hereby terminated in their entirety.

Open Source Software.  Customer agrees that the list of “Permitted Open Source Software” attached as Annex 3 to Work Order 3 shall be expanded to include: ***

5.                                    TERMINATION CHARGES FOR THE DISCONTINUED SERVICES

5.1                               Unrecovered Investments Termination Charges, Financed Costs Termination Charges or Other Termination Charges.   Supplier hereby waives, releases and forever discharges Customer and its Affiliates from and against any and all Claims for ***.

5.2          Make Whole Costs

(a)                                General.  Customer shall reimburse Supplier for any costs described in this Section 5.2 in connection with the Discontinued Services (“Make Whole Costs”).  Supplier shall use commercially reasonable efforts to minimize Make Whole Costs.  Notwithstanding Section 6.4, Supplier shall invoice Customer for Make Whole Costs as and when they are incurred or become due, but Customer shall not be responsible for any such expenses not identified within ninety (90) days after the Amendment Effective Date.  Supplier will provide all information reasonably requested by Customer in connection with the Make Whole Costs including any updates with respect to the timing or amount thereof.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

(b)                               Equipment.  Make Whole Costs shall include the following for Cost Plus Assets and other Equipment that Supplier uses exclusively for the provision of the Discontinued Services and that Supplier is unable to redeploy or otherwise avoid.

(i)                                   Leased Equipment.  With respect to such Equipment that is leased by Supplier, Make Whole Costs shall consist of: (A) any termination or cancellation charges (or similar amounts) that Supplier is contractually required to pay to a third party in connection with the early termination of such lease, (B) subject to clause (C), any non-cancelable charges that Supplier is contractually required to pay to a third party during the remaining term of such lease; and (C) any lease or other payments previously paid by Supplier under any Equipment leases which are not fully amortized (on the basis regularly and consistently used by Supplier for such items) as of the date that such Equipment leases are no longer used in the provision of Discontinued Services.

(ii)                                Supplier Owned Equipment. With respect to such Equipment that is owned by Supplier, Make Whole Costs shall consist of the net book value of such Equipment as of the Amendment Effective Date (calculated using a straight-line method over a period equal to the applicable asset useful life), whereupon title to such Equipment shall be transferred to Customer pursuant to Section 12.5(a) of the Master Agreement.

(c)                                Software and Other Third Party Contracts.  Make Whole Costs shall include the following for any Cost Plus Assets and other Supplier-Licensed Software or other Third Party contract (other than any Equipment lease but including any Replacement Agreements) that Supplier uses exclusively for the provision of the Discontinued Services: (i) any termination or cancellation charges (or similar amounts) that Supplier is contractually required to pay to a Third Party in connection with the early termination of such lease, license or other contract; (ii) subject to clause (iii), any non-cancelable charges that Supplier is contractually required to pay to a third party during the remaining term of such lease, license or other contract; and (iii) any lease, license or other contract or other payments previously paid by Supplier under the Third Party Contract which are not fully amortized (on the basis regularly and consistently used by Supplier for such items) as of the date that such Third Party Equipment leases are no longer used in the provision of Discontinued Services.  Without limitation of the foregoing, with respect to the invoices from *** that Supplier currently pays and re-bills to Customer as a Pass-Through Charge, Supplier shall deliver to Customer any invoices received after the Amendment Effective Date and Customer shall pay such invoices directly to ***.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

(i)                                     Supplier Employees.  ***

6.                                    OTHER AGREEMENT CHANGES

6.1                               Service Level Credits

(a)                                  Existing Service Level Credits.  Customer hereby waives, releases and forever discharges Supplier and its Affiliates from and against any and all Claims for Service Level Credits or for Losses arising from or related to Service Level Defaults alleged to have occurred prior to the Amendment Effective Date.

(b)                                 Future Service Level Credits.  In no event shall Supplier be required to provide Service Level Credits to Customer unless and until the aggregate amount of such Service Level Credits for the month exceeds ***, in which case Supplier shall only be required to provide the excess over such amount.  For example, if the Service Level Credits that would otherwise be due were ***, Supplier would be required to provide Customer with *** in Service Level Credits.

6.2                               ***

6.3                               Termination Charges.  As of the Amendment Effective Date, the Termination Charges for each of the IT Infrastructure Statement of Work, ADM Statement of Work and Media Statement of Work shall be adjusted as set forth in the Schedules O attached to this Amendment.

6.4                               Invoices.

(a)                                Timing.   Effective October 1, 2008, Section 4.3(b) of the Master Agreement is hereby revised to provide in its entirety:

All amounts due to Supplier and set forth on an invoice delivered pursuant to paragraph (a) above and the applicable Statement of Work shall be due and payable within ten (10) days of Customer’s receipt of such invoice.   Any amounts not paid when due will bear interest from the due date until paid at the lesser of (i) the highest rate allowed by Law and (ii) one percent (1%) simple interest per month, pro-rated for partial months.

Notwithstanding the foregoing, (a) Supplier’s invoice for Charges for the month of August, 2008 shall be due on or before August 31, 2008 and (b) Supplier’s invoice for Charges for the month of September, 2008 shall be due within 30 days after Customer’s receipt thereof.

(b)                                Currency and Invoiced/ Invoicing Entity.  Notwithstanding Section 2.3 of the “Charges” Schedules to the IT Infrastructure Statement of Work or ADM Statement of Work or anything else to the contrary, effective August 1, 2008, all Charges and other amounts due Supplier under the Agreement will be invoiced by Supplier in US Dollars and will be payable (in the currency in which they are invoiced) directly by Customer.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

6.5                             Disputed Charges.  Section 4.7(b) of the Master Agreement is hereby revised to provide in its entirety:

If the total Charges then under dispute pursuant to this Section 4.7 exceed $***Customer shall pay the amount exceeding the $*** to Supplier under protest.  All amounts determined through the Dispute Resolution Procedures to be owed by one Party to the other Party shall be paid or credited promptly upon resolution of the Dispute, together with interest at the lesser of (i) the highest rate allowed by Law and (ii) one percent (1%) simple interest per month, pro-rated for partial months.

6.6                             Cost Plus.  Customer acknowledges and agrees that it has experienced a “Customer Financial Condition Event” as defined in Section 6.4(c) of the “Charges” Schedule to the IT Infrastructure Statement of Work.  Accordingly, as provided in that “Charges” Schedule, Supplier may require, as a condition precedent to its obligations under the Asset Allocation Matrix, that any Cost Plus Assets be procured as Other Products and Services under Section 7 of such “Charges” Schedule and paid for by Customer in advance of Supplier’s obtaining or agreeing to obtain such Cost Plus Assets.  For clarity, Supplier shall not have financial responsibility for the refresh of any Customer Assets (whether before or after completion of the Transformation Project) except where Supplier, in its sole discretion, agrees to procure the refreshed items as Other Products and Services under Section 7 of such “Charges” Schedule and Customer agrees to pay in advance of Supplier’s obtaining or agreeing to obtain such items.

7.                                      ACKNOWLEDGEMENT OF ONGOING CUSTOMER PAYMENT OBLIGATIONS

Nothing in this Amendment shall affect Customer’s payment obligations with respect to the Charges and other amounts invoiced by Supplier prior to the Amendment Effective Date (“Outstanding Charges”).  Customer shall pay such Outstanding Charges in accordance with Section 4.3 of the Master Agreement.  Except with respect to invoices issued in connection with Work Order 3, Section 4.7 of the Master Agreement shall not apply with respect to the Outstanding Charges.  Customer acknowledges and agrees, and agrees not to challenge or contest (or to allow its Affiliates or successors including any bankruptcy trustee, receiver or the equivalent to challenge or contest, to the extent that Customer legally has such right), that (a) Customer owes the Outstanding Charges to Supplier without set-off counterclaim, set off or defense under the Agreement or otherwise, or (b) Customer UK, and not Customer, is responsible for the Charges for the Discontinued Services or that Customer’s obligations to pay Charges under the Agreement are in any way affected by any bankruptcy, insolvency, receivership or similar proceedings to which Customer UK is or may be a party.

8.                                      AMENDED PROVISIONS

Effective as of the dates specified in the table below, the following Exhibit and Attachments to the Agreement are hereby stricken in their entirety and replaced, respectively, with those attached to this Amendment:

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

Master Agreement/ Statement of Work	Exhibit - Schedule/ Attachment	Name	Amendment Section Reference
Master Agreement	Exhibit 6 Exhibit 10	Governance Form of Invoice	None Section 6.4

IT Infrastructure	Schedule D, Attachment D4	Baseline Service Charges	Section 1.3
	Schedule O	Termination Charges	Section 6.3

ADM	Schedule D, Attachment D1	Resource Baselines	Sections 1.4(b) and 2.1(a)
	Schedule D, Attachment D2	Base Charges	Sections 1.3 and 2.4
	Schedule O	Termination Charges	Section 6.3

Media Support	Schedule D, Attachment D1	Resource Baselines	Section 1.4(b)
	Schedule O	Termination Charges	Section 6.3

9.                                      MISCELLANEOUS

9.1                               No Waiver.  No waiver or course of dealing shall be deemed to have occurred as a result of this Amendment including with respect to Supplier’s right to receive Termination Charges as specified in the Agreement.

9.2                               Due Authorization.  This Amendment has been duly authorized, executed and delivered by each of Customer and Supplier and constitutes a valid and binding agreement of it, enforceable in accordance with its terms.

9.3                               Interpretation.  Unless otherwise specified, capitalized terms used herein shall have the respective meaning ascribed to each by the Agreement or Work Order 3 except as otherwise expressly set forth in this Amendment.  The words “include” and “including” shall not be construed as terms of limitation.  Neither this Amendment nor any provision contained in this Amendment will be interpreted in favor of or against any Party hereto because such Party or its legal counsel drafted the Amendment or such provision.  The Parties hereby declare that the terms of this Amendment have been completely read; and that each Party has discussed the terms of this settlement with legal counsel of its choice and said terms are fully understood and voluntarily accepted.

9.4                               Counterparts.  This Amendment may be executed by the Parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the Parties hereto.

9.5                               Applicability of Provisions of Agreement and Work Order 3.  This Amendment is subject to, and shall be governed by, all of the provisions of the Agreement or Work Order 3, except to the extent such provisions are expressly modified by this Amendment.  To the extent this Amendment conflicts with, overlaps or is inconsistent with the terms or conditions of the Agreement or Work Order 3, the terms of the former shall control.  All other terms and conditions of the Agreement shall remain in full force and effect and shall be unaffected by this Amendment.

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

9.6                               Entire Agreement.  This Amendment, including the attachments, constitutes the final, entire and exclusive agreement between the Parties with respect to their subject matter, and there are no prior representations, understandings, or agreements relative hereto which are not expressed herein.

SPACE BELOW INTENTIONALLY BLANK — SIGNATURE PAGE FOLLOWS

[***] = Confidential treatment requested for redacted portion; redacted portion has been filed separately with the Securities and Exchange Commission.

MIVA/PSC Confidential

IN WITNESS WHEREOF, Customer and Supplier have each caused this Amendment to be signed and delivered by its duly authorized officer, all as of the Amendment Effective Date.

PEROT SYSTEMS CORPORATION		MIVA, INC.
By:		By:
Name:	Eric Hutto	Name:
Title:	Vice President	Title: